Exhibit 99.1

FOR IMMEDIATE RELEASE

XPERI inc. Announces First Quarter 2023 Results

Second Top-Ten Smart TV OEM to Support TiVo Operating System

Awarded Major Design Win for DTS AutoStage In-Vehicle Infotainment Platform

San Jose, Calif. (May 9, 2023) – Xperi Inc. (NYSE: XPER) (the “Company” or “Xperi”), an entertainment technology company that invents, develops, and delivers technologies that enable extraordinary experiences, today announced first quarter 2023 financial results for the period ended March 31, 2023.

“With the announcement of a second Smart TV OEM and another Connected Car design win, we continue to drive towards our strategic vision of being the independent media platform of choice,” said Jon Kirchner, chief executive officer of Xperi. “Our revenue growth and solid financial performance are a testament to our technology and market strategy. Our expertise in both audio and video content delivery puts us in a strong position to grow our footprint, whether in the living room, in the car, or on the go.”

Financial Highlights

GAAP Highlights ($ millions , except per share data)	Q1 FY23	Q1 FY22
Revenue	$126.8	$118.9
GAAP Operating Income/(Loss)	$(33.6)	$(28.9)
GAAP Loss per Share	$(0.76)	n/a

Non-GAAP Highlights ($ millions, except per share data)[1]	Q1 FY23	Q1 FY22
Revenue	$126.8	$118.9
Non-GAAP Operating Income/(Loss)	$0.9	$(2.5)
Adjusted EBITDA	$6.8	$4.0
Non-GAAP Earnings/(Loss) per Share	$0.04	n/a

1 For further information on supplemental non-GAAP metrics, refer to the “Non-GAAP Financial Measures” and GAAP to non-GAAP Reconciliations below.

Recent Key Operating Achievements

Media Platform

•
Xperi signed an agreement with a second top-ten Smart TV OEM to integrate the TiVo Operating System (TiVo OS) into their Smart TV lineup with plans to launch TVs “Powered by TiVo” initially in Europe in 2024.

Connected Car

•
Xperi was awarded a new program for its DTS AutoStage in-cabin infotainment platform with a major Japanese car manufacturer. This global program is expected to incorporate AutoStage into vehicles in North America starting later this year, followed by Europe and Asia in 2024.
•
With its DTS AutoStage and DTS AutoSense solutions, the Company has now been awarded a combined total of more than 10 automotive OEM programs that include over 100 specific car models, allowing for integration into tens of millions of vehicles globally over the next five years.
•
Xperi’s HD Radio was launched in 12 additional models for the U.S. market and 6 additional models for Mexico, increasing its penetration in this market. In addition, the Company renewed an HD Radio license agreement with Harman, a major Tier 1 automotive supplier, which we expect will continue to incorporate HD Radio into millions of cars over the next six years.

Pay TV

•
TiVo IPTV continued its double-digit subscriber growth with new rollouts by major service providers across the Americas. For example, Eastlink launched TiVo IPTV on their Canadian footprint in the first quarter.

•
Frndly TV, a leading affordable live TV provider for the whole family with 750K+ subscribers, selected TiVo as their personalized content and discovery platform, providing search, discovery, and recommendations.

Consumer Electronics

•
The Company signed a series of major, multi-year license renewals during the quarter, demonstrating the durability and longevity of the DTS audio technology.

Financial Outlook

The Company reaffirms its outlook for fiscal 2023.

Category ($ in millions)	GAAP Outlook	Non-GAAP Outlook
Revenue	510 to 540	510 to 540
Adjusted EBITDA Margin[1,2]	n/a	6% to 10%

1 See discussion of “Non-GAAP Financial Measures” below.

2 With respect to Adjusted EBITDA Margin, the Company has determined that it is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure with a reasonable degree of confidence in its accuracy without unreasonable effort, as items including restructuring and impacts from discrete tax adjustments and tax law changes are inherently uncertain and depend on various factors, many of which are beyond the Company's control.

Conference Call Information

The Company will hold its first quarter 2023 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Tuesday, May 9, 2023. To access the call toll-free, please dial 1-888-660-6513, otherwise dial 1-929-203-0876. The conference ID is 5483252. All participants should dial in 15 minutes prior to the start of the call using the conference ID listed above. Alternatively, the call can be accessed via the following webcast link: Q1 2023 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Inc.

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands and partnerships (DTS®, HD Radio™, TiVo®), and by its startup, Perceive, and IMAX Enhanced, an IMAX and DTS partnership, are integrated into billions of consumer devices and media platforms worldwide, powering smart devices, connected cars and entertainment experiences. Xperi has created a unified ecosystem that reaches highly engaged consumers driving increased value for partners and customers.

Xperi, DTS, HD Radio, Perceive, TiVo, and their respective logos are trademarks or registered trademarks of affiliated companies and partners of Xperi Inc. in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; amortization of capitalized cloud computing costs; costs related to actual or planned acquisitions, financing, and divestitures including transaction fees, integration costs, severance, facility closures, and retention bonuses; separation costs; all forms of stock-based compensation; impairment of assets and goodwill; other items not indicative of our ongoing operating performance, and related tax effects for each adjustment. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as Adjusted EBITDA, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported GAAP to non-GAAP financial metrics.

Xperi Investor Contact:

Mike Iburg

VP, Investor Relations

+1 408-321-3827

ir@xperi.com

Media Contact:

Amy Brennan

Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

– Tables Follow –

SOURCE: XPERI INC.

XPER-E

# # #

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2023	2022

Revenue	$126,839	$118,888
Operating expenses:
Cost of revenue, excluding depreciation and amortization of intangible assets	27,792	27,407
Research and development	54,856	50,200
Selling, general and administrative	57,776	49,852
Depreciation expense	4,093	5,563
Amortization expense	14,827	14,792
Impairment of long-lived assets	1,096	-
Total operating expenses	160,440	147,814
Operating loss	(33,601)	(28,926)
Other income, net	368	515
Loss before taxes	(33,233)	(28,411)
Provision for income taxes	(294)	2,080
Net Loss	(32,939)	(30,491)
Less: net loss attributable to noncontrolling interest	(939)	(968)
Net loss attributable to the Company	$(32,000)	$(29,523)
Loss per share attributable to the Company:
Basic and Diluted loss per share	$(0.76)	$(0.70)

Weighted-average number of shares used in per share calculations - basic and diluted	42,224	42,024

XPERI INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$110,696	$160,127
Accounts receivable, net	70,704	64,712
Unbilled contracts receivable, net	69,120	65,251
Other current assets	46,836	42,174
Total current assets	297,356	332,264
Long-term unbilled contracts receivable	9,563	4,289
Property and equipment, net	47,082	47,827
Operating lease right-of-use assets	47,041	52,901
Intangible assets, net	249,681	264,376
Long-term deferred tax assets	2,283	2,096
Other long-term assets	34,205	33,158
Total assets	$687,211	$736,911
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$13,756	$14,864
Accrued liabilities	87,358	110,014
Deferred revenue	24,593	25,363
Total current liabilities	125,707	150,241
Deferred revenue, less current portion	18,766	19,129
Long-term deferred tax liabilities	12,886	12,899
Long-term debt	50,000	50,000
Noncurrent operating lease liabilities	37,450	42,666
Other long-term liabilities	11,828	12,990
Total liabilities	256,637	287,925
Commitments and contingencies
Equity:
Preferred stock	-	-
Common stock	42	42
Additional paid-in capital	1,149,370	1,136,330
Accumulated other comprehensive loss	(2,643)	(4,119)
Accumulated deficit	(700,835)	(668,835)
Total Company stockholders’ equity	445,934	463,418
Noncontrolling interest	(15,360)	(14,432)
Total equity	430,574	448,986
Total liabilities and equity	$687,211	$736,911

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(32,939)	$(30,491)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation of property and equipment	4,093	5,563
Amortization of intangible assets	14,827	14,792
Stock-based compensation	15,968	8,637
Impairment of long-lived assets	1,096	-
Deferred income taxes	(200)	190
Other	1,000	(414)
Changes in operating assets and liabilities:
Accounts receivable	(6,019)	20,785
Unbilled contracts receivable	(9,124)	(3,116)
Other assets	(5,709)	(3,991)
Accounts payable	(1,108)	1,240
Accrued and other liabilities	(23,855)	(26,562)
Deferred revenue	(1,133)	(4,997)
Net cash from operating activities	(43,103)	(18,364)
Cash flows from investing activities:
Purchases of property and equipment	(3,861)	(4,345)
Purchases of intangible assets	(68)	(20)
Net cash from investing activities	(3,929)	(4,365)
Cash flows from financing activities:
Net transfers from Former Parent	-	25,754
Withholding taxes related to net share settlement of restrict awards	(2,917)	-
Net cash from financing activities	(2,917)	25,754
Effect of exchange rate changes on cash and cash equivalents	518	(385)
Net (decrease) increase in cash and cash equivalents	(49,431)	2,640
Cash and cash equivalents at beginning of period	160,127	120,695
Cash and cash equivalents at end of period	$110,696	$123,335
Supplemental disclosure of cash flow information:
Interest paid	$1,496	$-
Income taxes paid, net of refunds	$1,603	$3,234

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income attributable to the Company:
Three Months Ended
March 31, 2023

GAAP net loss attributable to the Company	$(32,000)

Adjustments to GAAP net loss attributable to the Company:
Stock-based compensation expense:
Cost of revenue, excluding depreciation and amortization of intangible assets	792
Research and development	5,551
Selling, general and administrative	9,625
Amortization of intangible assets	14,827
Impairment of long-lived assets	1,096
Separation and integration-related costs:
Transaction and integration related costs recorded in selling, general and administrative	667
Separation costs recorded in selling, general and administrative	617
Severance and retention recorded in cost of revenue, excluding depreciation and amortization of intangible assets	37
Severance and retention recorded in research and development	773
Severance and retention recorded in selling, general and administrative	546
Non-GAAP tax adjustment (1)	(792)
Non-GAAP net income attributable to the Company	$1,739

Diluted earnings per share attributable to the Company:
Three Months Ended
March 31, 2023

GAAP loss per share attributable to the Company	$(0.76)

Adjustments to GAAP loss per share attributable to the Company:
Stock-based compensation expense	0.38
Amortization expense	0.35
Impairment of long-lived assets	0.03
Separation and integration related costs	0.06
Non-GAAP tax adjustment	(0.02)
Non-GAAP diluted earnings per share attributable to the Company	$0.04

GAAP weighted average number of shares-basic/diluted	42,224
Non-GAAP weighted average number of shares-diluted	47,411

(1) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments.

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2023	2022

GAAP operating loss	$(33,601)	$(28,926)
Adjustments to GAAP operating loss:
Stock-based compensation expense:
Cost of revenue, excluding depreciation and amortization of intangible assets	792	625
Research and development	5,551	5,099
Selling, general and administrative	9,625	5,415	(2)
Amortization of intangible assets	14,827	14,792
Impairment of long-lived assets	1,096	-
Separation and integration-related costs:
Transaction and integration related costs recorded in selling, general and administrative	667	-
Separation costs recorded in selling, general and administrative	617	-
Severance and retention recorded in cost of revenue, excluding depreciation and amortization of intangible assets	37	144
Severance and retention recorded in research and development	773	290
Severance and retention recorded in selling, general and administrative	546	27
Non-GAAP operating income (loss)	$930	$(2,534)

(2) Includes $2.5 million of stock-based compensation expense that was recognized in operating results as part of the corporate and shared functional employees expenses allocation during the three months ended March 31, 2022.

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2023	2022

GAAP loss before taxes	$(33,233)	$(28,411)

Interest expense	772	—
Depreciation expense	4,093	5,563
Amortization of intangible assets	14,827	14,792
Amortization of capitalized cloud computing costs	615	472
Impairment of long-lived assets	1,096	—
Separation and integration-related costs:
Transaction and integration related costs recorded in selling, general and administrative	667	—
Separation costs recorded in selling, general and administrative	617	—
Severance and retention recorded in cost of revenue, excluding depreciation and amortization of intangible assets	37	144
Severance and retention recorded in research and development	773	290
Severance and retention recorded in selling, general and administrative	546	27
Stock-based compensation expense:
Cost of revenue	792	625
Research and development	5,551	5,099
Selling, general and administrative	9,625	5,415	(2)
Non-GAAP Adjusted EBITDA	$6,778	$4,016

(2) Includes $2.5 million of stock-based compensation expense that was recognized in operating results as part of the corporate and shared functional employees expenses allocation during the three months ended March 31, 2022.